Exhibit 99.1

AMENDMENT NO. 2

TO 2019 EQUITY INCENTIVE PLAN OF

AVEO PHARMACEUTICALS, INC.

The 2019 Equity Incentive Plan of Aveo Pharmaceuticals, Inc., as amended (the “2019 Equity Incentive Plan”) is hereby further amended as follows:

1. Section 4(a)(1)(A) is hereby deleted in its entirety and the following is inserted in lieu thereof:

“4,500,000 shares of Common Stock.”

Except as set forth above, the remainder of the 2019 Equity Incentive Plan remains in full force and effect.

Adopted by the Board of Directors on April 15, 2021.

Approved by the Stockholders on June 9, 2021.